Exhibit 10.1

Inovio Pharmaceuticals, Inc.

KRW4,700,000,000 1.00% Convertible Bonds due 2024

Registration Rights Agreement

December 26, 2019

Each of the Holders listed on Schedule A hereto

Ladies and Gentlemen:

Inovio Pharmaceuticals, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to you, its 1.00% Convertible Bonds due 2024 (the “Bonds”), in the amounts and upon the terms set forth in the Subscription Agreement by and between the Company and the purchasers named therein, dated as of December 26, 2019 (the “Subscription Agreement”), relating to the offer and sale of the Bonds (the “Offering”). In certain circumstances, the Bonds will be convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) or Korea Depository Receipts (“KDRs”) representing Common Stock if, on the relevant conversion date, the Company has KDRs listed on the KOSDAQ Market of the Korea Exchange (“KOSDAQ”), in each case, in accordance with the terms of the Bonds and the Subscription Agreement. To induce you to enter into the Subscription Agreement and to satisfy your obligations thereunder, you and your Affiliates that are holders of the Bonds from time to time will have the benefit of this registration rights agreement (this “Agreement”) whereby the Company agrees with you for your benefit and the benefit of your Affiliates that are holders from time to time of the Bonds (each a “Holder” and, collectively, the “Holders”), as follows:

1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Subscription Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Bonds” shall have the meaning set forth in the preamble hereto.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Closing Date” shall mean December 31, 2019, the first date of original issuance of the Bonds.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall have the meaning set forth in the preamble hereto.

“Company” shall have the meaning set forth in the preamble hereto.

“Deferral Period” shall have the meaning indicated in Section 3(i) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority or any successor agency thereto.

“Holder” shall have the meaning set forth in the preamble hereto.

“KDRs” shall have the meaning set forth in the preamble hereto.

“KOSDAQ” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 5(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the shares of Common Stock registered under the Shelf Registration Statement and that still constitute Registrable Securities.

“Material Event” shall have the meaning set forth in Section 3(c)(v) hereof.

“Bond” shall have the meaning set forth in the preamble.

“Notice and Questionnaire” shall mean a written notice delivered to the Company substantially in the form attached hereto as Annex A.

“Notice Holder” shall mean, on any date, any Holder of Registrable Securities that has delivered a properly completed Notice and Questionnaire to the Company on or prior to such date.

“Offering” shall have the meaning set forth in the preamble hereto.

“Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Common Stock covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Subscription Agreement” shall have the meaning set forth in the preamble hereto.

“Registrable Securities” shall mean (a) shares of Common Stock initially issuable upon conversion of the Bonds sold to the Holders pursuant to the Subscription Agreement and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Holder shall be deemed to be a holder of Registrable Securities whenever such Holder has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected), in each case, other than those that (i) become eligible for sale pursuant to Rule 144 (or any successor rule or regulation thereto that may be adopted by the Commission) without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), as set forth in a written opinion letter to such effect, addressed, delivered and reasonably acceptable to the applicable transfer agent and the holders of such securities, (ii) ceased to be outstanding, whether as a result of repurchase, cancellation, exchange or otherwise, or (iii) been sold to the public pursuant to Rule 144 under the Act. For the avoidance of doubt, Registrable Securities shall not include KDRs initially issuable upon conversion of the Bonds.

“Registration Default Damages” shall have the meaning set forth in Section 7 hereof.

“Shelf Registration Period” shall have the meaning set forth in Section 2(c) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Common Stock on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Subscription Agreement” shall have the meaning set forth in the preamble hereto.

“underwriter” shall mean any underwriter of Common Stock in connection with an offering thereof under the Shelf Registration Statement.

2. Shelf Registration. (a) The Company shall file with the Commission a Shelf Registration Statement as soon as practicable following the date hereof and in any event on or prior to the six-month anniversary of the Closing Date, providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission.

(b) The Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective under the Act within one year after the Closing Date.

(c) The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (i) the 120th calendar day immediately following the maturity date of the Bonds or (ii) the date upon which there are no longer outstanding any Bonds.

(d) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(e) The Company shall notify Holders of the anticipated effective date of the Shelf Registration Statement as promptly as reasonably practicable. Each Holder of Registrable Securities agrees to deliver a Notice and Questionnaire and such other information as the Company may reasonably request in writing, if any, to the Company at least ten Business Days prior to the anticipated effective date of the Shelf Registration Statement as notified to Holders. Each Holder agree to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any the Shelf Registration Statement contains or would contain an untrue statement of a material fact regarding such Holder. If a Holder does not timely complete and deliver a Notice and Questionnaire or provide the other information the Company may reasonably request in writing, that Holder will not be named as a selling securityholder in the Prospectus and will not be permitted to sell its Registrable Securities under the Shelf Registration Statement. From and after the effective date of the Shelf Registration Statement, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within 20 Business Days after such date, (i) if required by applicable law, use its commercially reasonable efforts to file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if permitted or required by applicable law, file a supplement to the related Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, cause such post-effective amendment to be declared effective under the Act as promptly as is practicable; provided that the Company shall not be required to file more than one post-effective amendment in any 120-day period in accordance with this Section 2(e)(i); (ii) provide such Holder, upon request, copies of any documents filed pursuant to Section 2(e)(i) hereof; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed or the filing of any supplement to the related Prospectus, pursuant to Section 2(e)(i) hereof; provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i) hereof. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in the Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(e) (whether or not such Holder was a Notice Holder at the effective date of the Shelf Registration Statement) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(e).

3. Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement.

(a) The Company shall:

(i) furnish to counsel for the Notice Holders (as appointed in accordance with Section 4), not less than five Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Holders reasonably propose within three (3) Business Days of the delivery of such copies to counsel for the Notice Holders; and

(ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b) The Company shall ensure that:

(i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

(ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Company shall, as promptly as reasonably practicable, advise the Notice Holders:

(i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission (but not the nature or details regarding such request) for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company’s Exchange Act filings);

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the institution or threatening of any proceeding for that purpose or any other lapse in the effectiveness of the Shelf Registration Statement during the Shelf Registration Period;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v) of the happening of any event (a “Material Event”) that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement, amendment to the Shelf Registration Statement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Shelf Registration Statement or Prospectus, as the case may be, no longer containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

(d) The Company shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof. The Company shall undertake additional reasonable actions as required to permit unrestricted resales of the Common Stock in accordance with the terms and conditions of this Agreement.

(e) Upon request, the Company shall furnish to each Notice Holder, without charge, an electronic copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (excluding exhibits incorporated by reference therein); provided, however, that the Company shall have no obligation to deliver to Notice Holders a copy of any amendment publicly available on the Company’s website or in the Commission’s EDGAR database.

(f) During the Shelf Registration Period, the Company shall promptly deliver to each Holder, and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. Subject to the restrictions in this Agreement, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Common Stock.

(g) Prior to any offering of Common Stock pursuant to the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to register or qualify, or cooperate with the Notice Holders and their counsel in connection with the registration or qualification of the Common Stock for sale under the laws of such jurisdictions as any Notice Holder shall reasonably request and shall maintain such qualification in effect so long as required, and (ii) cooperate with the Holders in connection with any filings required to be made with FINRA; provided that in no event shall the Company be obligated to qualify to do business or as a dealer of securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of the Offering or any offering pursuant to the Shelf Registration Statement, in any jurisdiction where it is not then so subject.

(h) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company shall promptly (or within the time period provided for by Section 3(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document to remedy the basis for any suspension of the Shelf Registration Statement and so that, as thereafter delivered to Holders of Common Stock registered thereunder, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Upon the occurrence or existence of any pending corporate development, public filing with the Commission or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended and, upon receipt of any such notice, each Notice Holder agrees to hold such notice in confidence and not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(h) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration Statement and any Prospectus is suspended pursuant to this Section 3(i) (the “Deferral Period”) shall not exceed 45 days in any 90-day period or 90 days in any 360-day period; provided that, if the event triggering the Deferral Period relates to a proposed or pending material business transaction, the disclosure of which the board of directors of the Company determines in good faith would be reasonably likely to impede the ability to consummate the transaction, or would otherwise be seriously detrimental to the Company and its subsidiaries taken a whole, the Company may extend the Deferral Period from 45 days to 60 days in any 90-day period or from 90 days to 120 days in any 360-day period.

(j) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) of, and Rule 158 under, the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(k) The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from the Shelf Registration Statement the Registrable Securities of any Holder that unreasonably fails to furnish such information within ten Business Days after receiving such request.

(l) Subject to Section 6 hereof, the Company shall enter into customary agreements (including, if requested by the Majority Holders, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions and procedures.

(m) Subject to Section 6 hereof, the Company shall:

(i) make reasonably available during business hours for inspection by the Holders of Common Stock to be registered thereunder, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries;

(ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations;

(iii) make such representations and warranties to the Holders of Common Stock registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Subscription Agreement;

(iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v) obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Common Stock registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

provided, however, that with respect to clauses (i) and (ii) of this paragraph (m), such persons shall first agree with the Company that any information that is reasonably designated by the Company as confidential at the time of delivery shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement and satisfying “due diligence” obligations under the Act and such person shall not engage in trading any securities of the Company until such material non-public information becomes properly publicly available, unless (w) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (x) disclosure of such information is required by law, including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus or prospectus supplement referred to in this Agreement upon a customary opinion of counsel for such persons delivered and reasonably satisfactory to the Company, (y) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, or (z) such information becomes available to any such person from a source (other than the Company, its Affiliates, officers, employees, accountants, agents and counsel) and such source is not bound by a confidentiality agreement; and provided further, that the actions set forth in clauses (iii) through (vi) of this paragraph (m) shall be performed in connection with any underwriting or similar agreement as and to the extent required thereunder.

(n) In the event that any Broker-Dealer shall underwrite any Common Stock or participate in a public offering (within the meaning of the rules of FINRA) as a member of an underwriting syndicate or selling group, whether as a Holder of such Common Stock or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such Broker-Dealer in complying with the applicable rules and regulations of FINRA.

(o) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the offer and sale of the Registrable Securities covered by the Shelf Registration Statement.

4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof.

5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder of Common Stock covered by the Shelf Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have to the indemnified party.

The Company also agrees to indemnify as provided in this Section 5(a) or contribute as provided in Section 5(d) hereof to Losses of each underwriter, if any, of Common Stock registered under the Shelf Registration Statement, its directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the selling Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(l) hereof.

(b) Each Holder of securities covered by the Shelf Registration Statement severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have to the Company.

(c) Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not be responsible for the fees and expenses of more than one firm or counsel per jurisdiction for all indemnified persons. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Offering and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses). Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf

Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6. Underwritten Registrations. (a) In no event will the method of distribution of Registrable Securities take the form of an underwritten offering without the prior written consent of the Company.

(b) If any shares of Common Stock covered by the Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Company, subject to the prior written consent of the Majority Holders, which consent shall not be unreasonably withheld.

(c) No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person (i) agrees to sell such person’s shares of Common Stock on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8. No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the registration rights granted to the Holders herein.

9. Rule 144A and Rule 144. So long as any Registrable Securities remain outstanding, the Company shall use its commercially reasonable efforts to file the reports required to be filed by it under Rule 144(c) and Rule 144A(d)(4) under the Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rules 144 and 144A of the Act. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A under the Act (including, without limitation, the requirements of Rule 144(c) and Rule 144A(d)(4) under the Act). Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

10. Listing. So long as any Registrable Securities are outstanding, the Company shall use its commercially reasonable efforts to maintain the approval of the Common Stock for listing on the Nasdaq Global Select Market or such other exchange or trading market as the Common Stock is then listed or, if the Company has Korea Depository Receipts representing Common Stock listed on the KOSDAQ, the Company shall use its commercially reasonable efforts to maintain the approval of the Korea Depository Receipts for listing on the KOSDAQ.

11. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders.

12. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a) if to the Holders, at the addresses set forth in Schedule A hereto; and

(b) if to the Company, at:

Inovio Pharmaceuticals, Inc.

660 W. Germantown Pike, Suite 110

Plymouth Meeting, Pennsylvania 19462

Attention: Legal Department

Facsimile: 261-440-4242

Telephone: 267-440-4200

All such notices and communications shall be deemed to have been duly given when received.

The Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

Notwithstanding the foregoing, notices given to Holders (i) holding Bonds in book-entry form may be given through the facilities of DTC or any successor depository and (ii) may be given by e-mail at the e-mail address provided by such Holder in accordance with the provisions of the Notice and Questionnaire.

13. Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein or in the Subscription Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate.

14. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities, and the indemnified persons referred to in Section 5 hereof. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

17. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

18. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

19. Common Stock Held by the Company. Whenever the consent or approval of Holders of a specified percentage of Common Stock is required hereunder, Common Stock held by the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[remainder of page intentionally left blank; signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement by and between you and the Company.

Very truly yours,

INOVIO PHARMACEUTICALS, INC.

By:	/s/ J. Joseph Kim, Ph.D.
Name: J. Joseph Kim, Ph.D.
Title: President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

INVESTOR:

For and on behalf of
The Overseas Growth Fund I
By: Lakebridge Equity Partners, LLC its General Partner

By:	/s/ Preston Chang
Name: Preston Chang
Title: CEO

[Signature Page to Registration Rights Agreement]

INVESTOR:

For and on behalf of
The Overseas Growth Fund I
By: Acuon Capital Corporation its General Partner

By:	/s/ Lee Jung Mu
Name: Lee Jung Mu
Title: CEO

[Signature Page to Registration Rights Agreement]

SCHEDULE A

SCHEDULE OF HOLDERS

The Overseas Growth Fund I	Address:	1102-2, 527, Gangnam-daero, Seocho-gu, Seoul, Korea	KRW4,700,000,000
	Attention:	Mr. Kim, Jiwon
Telephone No.:
Facsimile No.:
E-Mail:

ANNEX A

Inovio Pharmaceuticals, Inc.

Notice and Questionnaire

The undersigned beneficial owner of common stock, $0.001 par value per share of Inovio Pharmaceuticals, Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of December 26, 2019 (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein will have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Name:

Address:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a) Type and Amount of Registrable Securities Beneficially Owned:

4.	Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes ☐ No ☐

Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b) Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(c)   If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
Type and Amount of Other Securities Beneficially Owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Inovio Pharmaceuticals, Inc.

660 W. Germantown Pike, Suite 110

Plymouth Meeting, Pennsylvania 19462

Attention: Legal Department

Facsimile: 261-440-4242

Telephone: 267-440-4200